UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: May 31
Date of reporting period: May 31, 2009

ITEM 1.      REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2009

Western Asset Institutional Money Market Fund Western Asset Institutional Municipal Money Market Fund

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Funds’ objective

Western Asset Institutional Money Market Fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Western Asset Institutional Municipal Money Market Fund seeks maximum current income that is exempt from regular federal income taxes* to the extent consistent with preservation of capital and the maintenance of liquidity.

*

Certain investors may be subject to the federal alternative minimum tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I
Funds’ overview	1
Fund at a glance:
Western Asset Institutional Money Market Fund	6
Western Asset Institutional Municipal Money Market Fund	7
Fund expenses	8
Schedules of investments	10
Statements of assets and liabilities	30
Statements of operations	31
Statements of changes in net assets	32
Financial highlights	34
Notes to financial statements	36
Report of independent registered public accounting firm	48
Additional information	49
Important tax information	56

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Funds’ investment manager and Western Asset Management Company (“Western Asset”) is the Funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended May 31, 2009. Looking back, U.S. gross domestic product (“GDP”)[i] growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as first quarter 2009 GDP declined 5.5%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles has been the accelerating weakness in the labor market. Since December 2007, approximately six million jobs have been shed and we have experienced seventeen consecutive months of job losses, matching the record that occurred during the 1981-82 recession. In addition, the unemployment rate continued to move steadily higher, rising from 8.9% in April to 9.4% in May 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months and, while home prices continued to fall, the pace of the decline has moderated somewhat. Other economic news also seemed to be “less negative.” Inflation remained low, May retail sales (excluding gasoline) were modestly higher and consumer sentiment rose a fourth straight month in June, albeit from a very low level. In addition, while 345,000 jobs were lost in May, it was substantially less than April’s 504,000 decline and the smallest monthly loss since September 2008.

Legg Mason Partners Institutional Trust | I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Looking back, after reducing the federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent — a historic low — and has maintained this stance thus far in 2009. In conjunction with the June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II | Legg Mason Partners Institutional Trust

During the twelve-month reporting period ended May 31, 2009, both short-and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended May 31, 2009, two-year Treasury yields fell from 2.66% to 0.92%. Over the same time frame, ten-year Treasury yields moved from 4.06% to 3.47%.

During the reporting period, the yields available from money market instruments fluctuated and ultimately moved lower. The current market challenges have not affected the Funds’ $1.00 share price. Additionally, we believe that the current situation should not affect the Funds’ $1.00 share price, going forward. Over time, we also believe that the Funds’ returns should remain competitive.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

The Funds have elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds. Only shareholders who held shares in one of the Funds as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase or redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008.

Legg Mason Partners Institutional Trust | III

Letter from the chairman continued

If the number of shares held fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the then-current amount, whichever is less. For those eligible shareholders, any increase in the number of shares held in one of the Funds after September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with a fund or broker-dealer, any future investment in the Funds will not be guaranteed. The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. Both Funds have elected to participate in these extensions. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

• Fund prices and performance,

• Market insights and commentaries from our portfolio managers, and

• A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your funds

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

Important information with regard to certain regulatory developments that may affect the Funds is contained in the Notes to Financial Statements included in this report.

IV | Legg Mason Partners Institutional Trust

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 26, 2009

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Partners Institutional Trust | V

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Funds’ overview

Q. What is each Fund’s investment strategy?

A. Western Asset Institutional Money Market Fund (the “Institutional Money Market Fund”) seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. The Fund invests in high-quality U.S. dollar-denominated short-term debt securities, primarily obligations of U.S. and non-U.S. financial institutions and commercial paper.

Western Asset Institutional Municipal Money Market Fund (the “Institutional Municipal Money Market Fund”) seeks maximum current income exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity. Under normal circumstances, the Fund invests at least 80% of its assets in short-term high-quality “municipal securities” whose interest is exempt from regular federal income taxes.

Both of the Funds invest only in high-quality securities, which are those rated at the time of purchase by a nationally recognized statistical rating organization in one of the two highest short-term rating categories or, if unrated, are deemed to be of equivalent quality. The Funds may invest in “structured securities” specifically structured so they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features.

At Western Asset Management Company (“Western Asset”), the Funds’ subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. During the fiscal year, the U.S. fixed-income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the reporting period at 2.66% and 4.06%, respectively. Treasury yields moved higher in early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. During this time, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June 2008, seizing credit markets triggered an extreme flight to quality. Investor risk aversion further intensified from September through November given the severe disruptions in the global financial markets. As a result, investors were drawn to the relative

Legg Mason Partners Institutional Trust 2009 Annual Report | 1

Funds’ overview continued

safety of Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. This was due to concerns regarding the massive amount of new government issuance of Treasury securities that would be needed to fund the economic stimulus package. At the conclusion of the Funds’ fiscal year, two- and ten-year Treasury yields were 0.92% and 3.47%, respectively.

In terms of money market securities, they also experienced periods of volatility during the fiscal year. Money market yields spiked in October 2008 as the financial crisis peaked. As the period progressed, the credit markets showed signs of thawing and global confidence returned to the market as evidenced by a significant improvement in short-term risk indices. Looking at the Funds’ fiscal year as a whole, the yields available from money market securities fell sharply as central banks in the U.S. and abroad lowered interest rates in a coordinated attempt to stimulate economic growth and improve liquidity in the financial system.

Q. How did we respond to these changing market conditions?

A. When the reporting period began, the Institutional Money Market Fund’s portfolio was more “laddered,” meaning we held money market securities with various maturities across the yield curve. As the reporting period progressed and there were tentative signs that the economy might be nearing a bottom, we moved to more of a “barbelled” structure for the portfolio by emphasizing securities in the shorter- and longer-term portions of the money market yield curve. We also increased the Fund’s exposure to U.S. Treasury securities, as well as government agencies, as they offered quality and liquidity. Over the period, agency discount note issuance declined as government agencies sought to issue longer-term debt and become less reliant on short-term borrowings. On the other hand, Treasury bill supply rose as cash demands by the U.S. Department of the Treasury increased, resulting in narrowing spreads and thus making Treasury bills more attractive.

For the Institutional Municipal Money Market Fund, we maintained a conservative stance and positioned the portfolio to have above-average liquidity as investors began to move money out of prime and tax-exempt funds and into Treasury-only money market funds. In particular, we maintained an overweight position in top-tier Variable Rate Demand Notes (“VRDNs”)iii. We also sought to eliminate VRDNs that were issued by financial institutions with what we believed to be weaker capital structures.

2 | Legg Mason Partners Institutional Trust 2009 Annual Report

Performance review

Institutional Money Market Fund

As of May 31, 2009, the seven-day current yield for Class A shares of the Institutional Money Market Fund was 0.65% and the seven-day effective yield, which reflects compounding, was 0.65%.1

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 0.50% and the seven-day effective yield would have been 0.50%.

Institutional Municipal Money Market Fund

As of May 31, 2009, the seven-day current yield for Class A shares of the Institutional Municipal Money Market Fund was 0.42% and the seven-day effective yield, which reflects compounding, was 0.42%.1

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 0.38% and the seven-day effective yield would have been 0.38%.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Legg Mason Partners Institutional Trust 2009 Annual Report | 3

Funds’ overview continued

LEGG MASON PARTNERS INSTITUTIONAL TRUST (CLASS A SHARES) Yields as of May 31, 2009 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Institutional Money Market Fund	0.65%	0.65%
Institutional Municipal Money Market Fund	0.42%	0.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current and effective yields for Class A shares of the Institutional Money Market Fund would have been 0.50% and 0.50%, respectively, and the seven-day current and effective yields for Class A shares of the Institutional Municipal Money Market Fund would have been 0.38% and 0.38%, respectively.

An investment in the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Q. What were the most significant factors affecting Fund performance?

A. For the Institutional Money Market Fund, we maintained a long maturity during the fiscal year. This positioning helped us to lock in higher rates for a longer period as the yields available from money market securities fell during the fiscal year. Given the turmoil and uncertainty in the financial markets, having a sizable exposure to Treasuries and agencies was also a positive factor for the Fund as this added liquidity in a challenging marketplace.

For the Institutional Municipal Money Market Fund, we maintained liquidity and preservation of capital by investing in higher-quality municipal money market securities. Given the issues surrounding the financial markets and economy, safeguarding our shareholders’ investments remained paramount. While our overweight to high-quality VRDNs was beneficial in terms of providing ample liquidity and preserving capital, we continued to see significant price disconnects between VRDNs secured by weaker institutions and VRDNs secured by well-capitalized financial institutions. The better-secured VRDNs that we held, which were considerably more liquid, were in strong demand by money market funds and offered lower yields than riskier

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4 | Legg Mason Partners Institutional Trust 2009 Annual Report

securities. As a result, the Fund’s overweight position served to reduce its yield during the fiscal year.

Thank you for your investment in the Institutional Money Market Fund and the Institutional Municipal Money Market Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Funds’ investment goals.

Sincerely,

Western Asset Management Company

June 16, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in each of these Funds. Investments in structured securities which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values. Certain investors in the Institutional Municipal Money Market Fund may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please see the Funds’ prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

Legg Mason Partners Institutional Trust 2009 Annual Report | 5

Fund at a glance (unaudited)

Western Asset Institutional Money Market Fund

INVESTMENT BREAKDOWN (%) As a percent of total investments

6 | Legg Mason Partners Institutional Trust 2009 Annual Report

Western Asset Institutional Municipal Money Market Fund

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Institutional Trust 2009 Annual Report | 7

Fund expenses (unaudited)

Example

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2008 and held for the six months ended May 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[3]

Western Asset Institutional Money Market Fund - Class A	0.59%	$1,000.00	$1,005.90	0.17%	$0.85

Western Asset Institutional Municipal Money Market Fund - Class A	0.39	1,000.00	1,003.90	0.28	1.40

[1]	For the six months ended May 31, 2009.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total returns would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Funds are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

8 | Legg Mason Partners Institutional Trust 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[2]

Western Asset Institutional Money Market Fund - Class A	5.00%	$1,000.00	$1,024.08	0.17%	$0.86

Western Asset Institutional Municipal Money Market Fund - Class A	5.00	1,000.00	1,023.54	0.28	1.41

[1]	For the six months ended May 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Funds are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

Legg Mason Partners Institutional Trust 2009 Annual Report | 9

Schedules of investments
May 31, 2009

WESTERN ASSET INSTITUTIONAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 99.9%

	Certificates of Deposit — 23.3%
	Bank of America N.A.:
$25,000,000	0.700% due 7/14/09	$25,000,000
20,000,000	0.980% due 11/10/09	20,000,000
25,000,000	Bank of Montreal, 0.250% due 6/26/09	25,000,000
25,000,000	Bank of Nova Scotia, 1.100% due 12/30/09	25,007,305
	BNP Paribas NY Branch:
25,000,000	1.010% due 7/20/09	25,000,000
25,000,000	0.520% due 8/10/09	25,000,971
	Canadian Imperial Bank:
25,000,000	1.000% due 7/21/09	25,000,000
25,000,000	1.000% due 8/3/09	25,000,000
25,000,000	Citibank N.A., 0.700% due 8/13/09	25,000,000
25,000,000	Commerzbank AG, 0.620% due 8/26/09	25,000,596
	Credit Suisse NY:
25,000,000	1.470% due 7/9/09	25,001,834
20,000,000	1.925% due 4/23/10	20,000,000
25,000,000	Deutsche Bank AG NY, 0.620% due 7/6/09	25,000,000
20,000,000	State Street Bank & Trust Co., 0.500% due 8/11/09	20,003,939
25,000,000	Svenska Handelsbanken AB, 0.950% due 6/4/09	25,000,000
	Toronto Dominion Bank NY:
25,000,000	1.150% due 8/20/09	25,008,200
20,750,000	1.000% due 9/14/09	20,746,981
25,000,000	Westpac Banking Corp., 1.030% due 9/10/09	24,998,588

	Total Certificates of Deposit	430,768,414

	Certificate of Deposit (Euro) — 1.4%
25,000,000	Credit Agricole Indosuez, 1.130% due 7/20/09	25,000,000

	Commercial Paper — 17.0%
	ANZ National International Ltd.:
25,000,000	1.197% due 7/13/09(a)(b)	24,965,292
25,000,000	0.782% due 8/10/09(a)(b)	24,962,083
25,000,000	Bank of Nova Scotia, 0.571% due 6/18/09(a)	24,993,271
	BNZ International Funding Ltd.:
25,000,000	1.044% due 8/6/09(a)(b)	24,952,333
15,000,000	0.853% due 9/17/09(a)(b)	14,961,750
24,000,000	Caisse D’amortissement, 0.721% due 6/2/09(a)	23,999,520
	CBA (Delaware) Finance Inc.:
10,000,000	0.772% due 6/9/09(a)	9,998,289
27,930,000	0.751% due 6/11/09(a)	27,924,181
15,100,000	0.420% due 8/4/09(a)	15,088,725
20,000,000	JPMorgan Chase Funding Inc., 0.350% due 6/1/09(a)(b)	20,000,000
8,500,000	Nordea North America Inc., 0.200% due 6/16/09(a)	8,499,292

See Notes to Financial Statements.

10 | Legg Mason Partners Institutional Trust 2009 Annual Report

WESTERN ASSET INSTITUTIONAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Paper — 17.0% continued
	Societe Generale N.A.:
$25,000,000	1.033% due 6/3/09(a)	$24,998,569
20,000,000	0.591% due 8/10/09(a)	19,977,056
25,000,000	Svenska Handelsbanken NY, 0.681% due 7/13/09(a)	24,980,167
25,000,000	Swedish Export Credit, 1.004% due 7/31/09(a)	24,958,333

	Total Commercial Paper	315,258,861

	Corporate Bonds & Notes — 5.4%
50,000,000	Rabobank Nederland NV, 1.176% due 10/9/09(b)(c)	50,000,000
50,000,000	Royal Bank of Canada, 1.183% due 10/15/09(b)(c)	50,000,000

	Total Corporate Bonds & Notes	100,000,000

	Medium-Term Note — 1.6%
30,000,000	Kreditanstalt Fur Wiederaufbau International Finance Inc., 1.152% due 1/21/10(c)	30,000,000

	Supranationals/Sovereigns — 4.5%
25,000,000	Inter-American Development Bank, 0.796% due 12/19/10(c)	25,000,000
40,000,000	International Bank for Reconstruction & Development, 0.989% due 2/1/10(c)	40,000,000
18,600,000	Sweden (Kingdom of), 1.000% due 4/26/10	18,600,000

	Total Supranationals/Sovereigns	83,600,000

	Time Deposit — 2.7%
50,000,000	Branch Banking and Trust Grand Cayman, 0.125% due 6/1/09	50,000,000

	U.S. Government Agencies — 36.7%
	Federal Farm Credit Bank (FFCB):
	Bonds:
25,000,000	0.295% due 9/15/09(c)	24,966,814
30,000,000	0.360% due 9/24/09(c)	29,986,414
25,000,000	0.736% due 11/9/09(c)	25,000,000
25,000,000	1.200% due 12/15/09(c)	25,044,750
	Discount Notes:
25,000,000	0.733% due 10/5/09(a)	24,936,125
10,000,000	3.093% due 10/16/09(a)	9,885,833
20,000,000	0.786% due 1/5/10(a)	19,905,533
15,000,000	0.939% due 2/12/10(a)	14,900,800
40,000,000	Notes, 0.930% due 2/19/10(c)	39,979,760
	Federal Home Loan Bank (FHLB), Discount Notes:
40,000,000	0.567% due 7/31/09(a)	39,962,333
25,000,000	0.723% due 10/6/09(a)	24,936,500
25,000,000	0.784% due 11/18/09(a)	24,907,917

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 11

Schedules of investments continued
May 31, 2009

WESTERN ASSET INSTITUTIONAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 36.7% continued
	Federal Home Loan Mortgage Corp. (FHLMC):
	Discount Notes:
$20,000,000	0.501% due 6/22/09(a)(d)	$19,994,167
50,000,000	0.501% due 7/13/09(a)(d)	49,970,833
20,000,000	0.572% due 7/27/09(a)(d)	19,982,267
20,000,000	0.693% due 9/14/09(a)(d)	19,959,750
38,385,000	3.092% due 10/13/09(a)(d)	37,956,368
	Notes:
30,000,000	1.039% due 7/14/10(c)(d)	29,995,592
25,000,000	1.244% due 9/3/10(c)(d)	24,990,553
	Federal National Mortgage Association (FNMA):
	Discount Notes:
25,000,000	0.386% due 7/1/09(a)(d)	24,991,979
20,000,000	0.501% due 7/15/09(a)(d)	19,987,778
25,000,000	0.703% due 9/14/09(a)(d)	24,948,958
33,000,000	0.502% due 10/1/09(a)(d)	32,944,083
20,000,000	0.703% due 11/6/09(a)(d)	19,938,556
50,000,000	Notes, 0.410% due 9/3/09(c)(d)	50,000,000

	Total U.S. Government Agencies	680,073,663

	U.S. Treasury Bills — 6.5%
	U.S. Treasury Bills:
25,000,000	0.170% due 7/23/09(a)	24,993,861
25,000,000	0.481% due 8/13/09(a)	24,975,666
20,000,000	0.491% due 8/20/09(a)	19,978,222
25,000,000	0.638% due 11/19/09(a)	24,924,594
25,000,000	0.709% due 12/17/09(a)	24,902,573

	Total U.S. Treasury Bills	119,774,916

	Repurchase Agreement — 0.8%
15,501,000	Deutsche Bank Securities Inc., tri-party repurchase agreement, dated 5/29/09, 0.170% due 6/1/09; Proceeds at maturity — $15,501,220; (Fully collateralized by a U.S. government agency obligation 5.750% due 1/15/12; Market value — $15,811,887)	15,501,000

	TOTAL INVESTMENTS — 99.9% (Cost — $1,849,976,854#)	1,849,976,854
	Other Assets in Excess of Liabilities — 0.1%	1,477,035

	TOTAL NET ASSETS — 100.0%	$1,851,453,889

(a)	Rate shown represents yield-to-maturity.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2009.

(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

12 | Legg Mason Partners Institutional Trust 2009 Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 100.0%

	Alabama — 1.0%
$20,000,000	Huntsville, AL, Health Care Authority, TECP, 0.700% due 6/2/09	$20,000,000
300,000	Montgomery, AL, IDB, Pollution Control & Solid Waste Disposal, General Electric Co. Project, 0.100%, 6/1/09(a)	300,000

	Total Alabama	20,300,000

	Alaska — 0.2%
3,300,000	Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project, 0.130%, 6/1/09(a)	3,300,000

	Arizona — 2.2%
4,000,000	Arizona State Transportation Board Highway Revenue, 5.000% due 7/1/09	4,010,378

14,000,000	Glendale, AZ, IDA, TECP, LOC-Wachovia Bank, 0.570% due 7/14/09	14,000,000
5,000,000	Phoenix, AZ, GO, 5.550% due 7/1/09	5,016,058
20,485,000	Tempe, AZ, Transportation Excise Tax Revenue, SPA-Royal Bank of Canada, 0.370%, 6/3/09(a)	20,485,000
1,020,000	Yavapai County, AZ, Highway Construction Advancement Revenue, LOC-Landesbank Hessen-Thuringen, 1.350%, 6/4/09(a)	1,020,000

	Total Arizona	44,531,436

	Arkansas — 0.1%
1,700,000	Boone County, AR, Hospital Revenue, North Arkansas Regional Medical Center Project, LOC-Bank of America N.A., 0.350%, 6/4/09(a)	1,700,000

	California — 8.4%
	ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
7,600,000	Katherine Delmar Burke School, LOC-Allied Irish Banks PLC, 0.820%, 6/4/09(a)	7,600,000
19,500,000	La Jolla Country Day School, LOC-Allied Irish Bank PLC, 0.820%, 6/4/09(a)	19,500,000
	California Infrastructure & Economic Development Bank Revenue:
	California Academy of Sciences:
3,700,000	LOC-Allied Irish Bank PLC, 0.200%, 6/1/09(a)	3,700,000
4,300,000	LOC-U.S. Bank N.A., 0.150%, 6/1/09(a)	4,300,000
1,400,000	Jewish Community Center, LOC-Bank of America N.A., 0.200%, 6/1/09(a)	1,400,000
2,300,000	Los Angeles County Museum, LOC-Bank of New York, 0.150%, 6/1/09(a)	2,300,000
2,300,000	Orange County Performing Arts Center, LOC-Allied Irish Bank PLC, 0.500%, 6/4/09(a)	2,300,000
400,000	California PCFA, PCR, Pacific Gas & Electric, LOC-JPMorgan Chase, 0.180%, 6/1/09(a)	400,000
	California State Department of Water Resources:
	Power Supply Revenue:
14,545,000	LOC-Bank of New York, 0.200%, 6/1/09(a)	14,545,000
3,900,000	LOC-Landesbank Hessen-Thuringen, 0.200%, 6/1/09(a)	3,900,000
3,300,000	Refunding, LOC-Lloyds TSB Bank PLC, 0.100%, 6/1/09(a)	3,300,000
4,800,000	California Statewide CDA, Revenue, Concordia University Project, LOC-U.S. Bank, 0.200%, 6/1/09(a)	4,800,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 13

Schedules of investments continued
May 31, 2009

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	California — 8.4% (continued)
	East Bay, CA, MUD Water Systems Revenue, TECP:
$10,000,000	0.350% due 7/6/09	$10,000,000
12,500,000	0.500% due 7/14/09	12,500,000
10,000,000	0.650% due 9/10/09	10,000,000
3,200,000	Irvine, CA, Improvement Bond Act 1915, Revenue, Limited Obligation,
	Assessment District 04-20, LOC-KBC Bank NV, 0.220%, 6/1/09(a)	3,200,000
	Los Angeles, CA Department of Water & Power Revenue:
24,600,000	Power Systems, SPA-Landesbank Hessen-Thuringen,
	0.150%, 6/4/09(a)	24,600,000
4,000,000	SPA-Banco Bilboa Vizcaya, 0.100%, 6/1/09(a)	4,000,000
600,000	Regional Airports Improvement Corp. Lease Revenue,
	Sublease Los Angeles International LAX 2, LOC-Societe Generale,
	0.190%, 6/1/09(a)	600,000
	Metropolitan Water District of Southern California:
10,000,000	0.440%, 6/4/09(a)	10,000,000
4,800,000	SPA-Banco Bilbao Vizcaya, 0.100%, 6/3/09(a)	4,800,000
5,700,000	Val Verde, CA, USD, COP, LOC-Bank of America N.A., 0.150%, 6/4/09(a)	5,700,000
5,000,000	Ventura County, CA, PFA, TECP, LOC-Bank of Nova Scotia,
	0.460% due 7/20/09	5,000,000
10,000,000	West Basin, CA, Municipal Water District Revenue COP,
	SPA-Dexia Credit Local, 0.650%, 6/3/09(a)	10,000,000
300,000	West Covina, CA, RDA Lease Revenue, Lakes Public Parking Project,
	LOC-Allied Irish Bank PLC, 0.450%, 6/3/09(a)	300,000

	Total California	168,745,000

	Colorado — 2.3%
3,100,000	Arapahoe County, CO, Exelsior Youth Centers Inc., LOC-US Bank,
	0.380%, 6/4/09(a)	3,100,000
	Colorado Educational & Cultural Facilities Authority Revenue:
5,095,000	Cole Valley Christian Schools, LOC-U.S. Bank N.A., 0.350%, 6/4/09(a)	5,095,000
16,620,000	YMCA Rockies Project, LOC-Bank of America N.A., 0.260%, 6/1/09(a)	16,620,000
	Colorado Health Facilities Authority Revenue:
2,585,000	Catholic Health Initiatives, SPA-Landesbank Hessen-Thuringen,
	0.280%, 6/3/09(a)	2,585,000
4,900,000	Exempla Inc., LOC-U.S. Bank N.A., 0.250%, 6/4/09(a)	4,900,000
5,500,000	Colorado Springs, CO, Utilities Revenue, Subordinated Lien Improvement,
	SPA-Dexia Credit Local, 1.400%, 6/4/09(a)	5,500,000
8,500,000	Denver, CO, Urban Renewal Authority Tax Increment Revenue, Stapleton,
	LOC-U.S. Bank N.A., 0.340%, 6/4/09(a)	8,500,000
1,080,000	La Plata County, CO, PCR, BP Amoco Project, 0.700% due 9/1/09(b)	1,080,000

	Total Colorado	47,380,000

	Connecticut — 0.1%
	Connecticut State:
2,000,000	GO, SPA-Landesbank Hessen-Thuringen, 0.550%, 6/4/09(a)	2,000,000
1,000,000	HEFA Revenue, Yale-New Haven Hospital,
	LOC-Bank of America N.A., 0.250%, 6/3/09(a)	1,000,000

	Total Connecticut	3,000,000

See Notes to Financial Statements.

14 | Legg Mason Partners Institutional Trust 2009 Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	Delaware — 0.5%
$5,520,000	Delaware State Health Facilities Authority Revenue, Beebe Medical
	Center Project, LOC-PNC Bank, 0.340%, 6/4/09(a)	$5,520,000
4,670,000	University of Delaware Revenue, SPA-Landesbank Hessen-Thuringen,
	0.250%, 6/1/09(a)	4,670,000

	Total Delaware	10,190,000

	District of Columbia — 5.0%
	District of Columbia:
	GO:
8,165,000	LOC-Allied Irish Banks PLC, 0.500%, 6/4/09(a)	8,165,000
900,000	LOC-Dexia Credit Local, 1.000%, 6/4/09(a)	900,000
	Revenue:
	American Psychological Association:
2,335,000	LOC-Bank of America, 0.370%, 6/4/09(a)	2,335,000
7,870,000	LOC-PNC Bank N.A., 0.340%, 6/4/09(a)	7,870,000
14,000,000	Henry J. Kaiser Foundation, SPA-JPMorgan Chase,
	0.390%, 6/4/09(a)	14,000,000
2,100,000	The Pew Charitable Trusts, LOC-PNC Bank N.A.,
	0.320%, 6/4/09(a)	2,100,000
7,685,000	Vestry Rock Creek Parish, LOC-PNC Bank N.A.,
	0.340%, 6/4/09(a)	7,685,000
56,800,000	Washington, D.C., Metro Area Transit Authority, TECP,
	LOC-Wachovia Bank, 0.400% due 6/8/09	56,800,000

	Total District of Columbia	99,855,000

	Florida — 11.3%
17,000,000	Broward County, FL, School Board, COP, FSA, SPA-Dexia Credit Local,
	1.400%, 6/4/09(a)	17,000,000
30,000,000	Citizens Property Insurance Corp. of Florida, Senior Secured High
	Risk Notes, FSA, 4.500% due 6/1/09	30,000,000
7,965,000	Collier County, FL, IDA, Health Care Facilities Revenue, NCH Healthcare
	Systems Inc., LOC-Fifth Third Bank, 2.050%, 6/5/09(a)	7,965,000
7,160,000	Florida State Board of Education, GO, 5.000% due 1/1/10	7,345,418
25,658,000	Florida State Municipal Power Agency, TECP, LOC-Wachovia Bank,
	0.300% due 7/1/09	25,658,000
4,000,000	Florida State Turnpike Authority Revenue, Department of Transportation,
	AMBAC, 5.000% due 7/1/09	4,014,787
	Hillsborough County, FL:
9,600,000	IDA, IDR, Health Facilities, University Community Hospital,
	LOC-Wachovia Bank N.A., 0.400%, 6/4/09(a)	9,600,000
24,800,000	School Board COP, Master Lease, NATL, LOC-Wachovia Bank N.A.,
	0.280%, 6/1/09(a)	24,800,000
	Jacksonville, FL:
3,280,000	Health Facilities Authority, Hospital Revenue, Baptist Medical
	Center Project, 0.280%, 6/1/09(a)	3,280,000
14,315,000	TECP, LOC-Landesbank Baden-Wurttenberg, 0.600% due 6/16/09	14,315,000
5,750,000	JEA District, FL, Water & Sewer System Revenue,
	SPA-Banco Bilbao Vizcaya, 0.280%, 6/3/09(a)	5,750,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 15

Schedules of investments continued
May 31, 2009

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	Florida — 11.3% (continued)
$3,345,000	Miami-Dade County, FL, IDA, Gulliver School Project,
	LOC-Bank of America, 0.370%, 6/4/09(a)	$3,345,000
5,000,000	Orange County, FL, Health Facilities Authority Revenue, Hospitals,
	Orlando Regional Healthcare, FSA, SPA-Dexia Credit Local,
	0.700%, 6/1/09(a)	5,000,000
34,425,000	Orlando & Orange County, FL, Expressway Authority, Refunding, FSA,
	1.750%, 6/4/09(a)	34,425,000
5,000,000	Orlando, FL, Utilities Commission, Utility System Revenue,
	5.250% due 7/1/09	5,014,191
3,045,000	Palm Beach County, FL, Revenue, St. Andrews School,
	LOC-Bank of America N.A., 0.350%, 6/4/09(a)	3,045,000
4,800,000	Pinellas County, FL, EFA Revenue, Refunding, Barry University Project,
	LOC-Bank of America, 0.350%, 6/4/09(a)(c)	4,800,000
12,900,000	Tohopekaliga, FL, Water Authority Utility System Revenue,
	LOC-Landesbank Hessen-Thuringen, 0.280%, 6/4/09(a)	12,900,000
10,000,000	UCF Health Facilities Corp., FL, Capital Improvement Revenue,
	UCF Health Sciences Campus, LOC-Fifth Third Bank, 2.050%, 6/5/09(a)	10,000,000

	Total Florida	228,257,396

	Georgia — 0.7%
13,000,000	Burke County, GA, Development Authority, PCR, Georgia Power Co.,
	Plant Vogtle, 2.100% due 7/14/09(b)	13,000,000
1,575,000	Macon-Bibb County, GA, IDR, I-75 Business Park & Airport Project,
	LOC-Wachovia Bank, 0.500%, 6/4/09(a)	1,575,000

	Total Georgia	14,575,000

	Illinois — 9.1%
	Chicago, IL:
	GO:
31,200,000	Board of Education, FSA, SPA-Dexia Credit Local, 1.750%, 6/4/09(a)	31,200,000
10,000,000	SPA-JPMorgan Chase, 0.150%, 6/1/09(a)	10,000,000
8,300,000	O’Hare International Airport Revenue, LOC-Landesbank
	Baden-Wurttenberg, 3.000%, 6/3/09(a)	8,300,000
18,900,000	Sales Tax Revenue, SPA-JPMorgan Chase, 0.150%, 6/1/09(a)	18,900,000
35,100,000	Tax Increment Revenue, Tax Allocation Bonds, Near North
	Redevelopment Project, Senior Lien, LOC-Bank of New York,
	0.430%, 6/3/09(a)	35,100,000
12,000,000	Wastewater Transmission Revenue, LOC-Bank of America N.A.,
	0.300%, 6/1/09(a)	12,000,000
3,000,000	Cook County, IL, Catholic Theological University Project,
	LOC-Harris Trust and Savings Bank, 0.480%, 6/3/09(a)	3,000,000
4,200,000	Elgin, IL, Revenue, Judson College, LOC-JPMorgan Chase,
	0.350%, 6/3/09(a)	4,200,000
4,500,000	Illinois DFA, Glenwood School for Boys, LOC-Harris Bank,
	0.400%, 6/3/09(a)	4,500,000
	Illinois Finance Authority Revenue:
1,800,000	Carle Foundation, LOC-Northern Trust Co., 0.150%, 6/4/09(a)	1,800,000
15,000,000	Central Dupage Health, SPA-JPMorgan Chase, 0.250%, 6/1/09(a)	15,000,000

See Notes to Financial Statements.

16 | Legg Mason Partners Institutional Trust 2009 Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	Illinois — 9.1% (continued)
$1,500,000	Central Dupage, LIQ-JPMorgan Chase, 0.250%, 6/1/09(a)	$1,500,000
7,500,000	Educational Facility de Salle Project, LOC-Fifth Third Bank,
	2.050%, 6/5/09(a)	7,500,000
1,910,000	GO, Latin School Project, LOC-JPMorgan Chase, 0.350%, 6/4/09(a)	1,910,000
7,360,000	Saint Xavier University Project, LOC-Lasalle Bank N.A.,
	0.600%, 6/4/09(a)	7,360,000
13,100,000	Illinois Health Facilities Authority Revenue, Pekin Memorial Hospital
	and Healthcare Centers, LOC-Fifth Third Bank, 0.490%, 6/4/09(a)	13,100,000
7,700,000	Morton Grove, IL, Cultural Facilities Revenue, Illinois Holocaust
	Museum & Education, LOC-LaSalle Bank N.A., 0.400%, 6/4/09(a)	7,700,000

	Total Illinois	183,070,000

	Indiana — 1.6%
5,000,000	Indiana Health Facilities Financing Authority, Hospital Revenue,
	Deaconess Hospital Obligation, LOC-Fifth Third Bank, 2.050%, 6/5/09(a)	5,000,000
8,925,000	Indiana State Development Finance Authority Revenue, Educational
	Facilities, Christel House Inc. Project, LOC-Fifth Third Bank,
	2.050%, 6/5/09(a)	8,925,000
	Indiana State Finance Authority Revenue:
6,000,000	Educational Facilities, University of Indianapolis, LOC-Fifth Third Bank,
	3.250%, 6/4/09(a)	6,000,000
12,000,000	Marquette Project, LOC-Branch Banking & Trust, 0.250%, 6/4/09(a)	12,000,000
400,000	Lawrenceburg, IN, PCR, Indiana Michigan Power Co., Project,
	LOC-Royal Bank of Scotland, 0.300%, 6/4/09(a)	400,000

	Total Indiana	32,325,000

	Iowa — 0.5%
1,700,000	Iowa Finance Authority, Revenue, Refunding, Trinity Health
	SPA-JPMorgan Chase, Northern Trust, 0.200%, 6/4/09(a)	1,700,000
8,500,000	Iowa Higher Education Loan Authority Revenue, Private College Facility,
	Loras, LOC-LaSalle Bank N.A., 0.250%, 6/1/09(a)	8,500,000

	Total Iowa	10,200,000

	Kentucky — 1.2%
200,000	Berea, KY, Educational Facilities Revenue, Berea College Project,
	0.300%, 6/1/09(a)	200,000
1,445,000	Breckinridge County, KY, Lease Program Revenue, Kentucky Association
	of Counties Leasing Trust, LOC-U.S. Bank N.A., 0.300%, 6/3/09(a)	1,445,000
8,800,000	Louisville & Jefferson County, KY, Metropolitan Government, GO, BAN,
	2.500% due 12/1/09	8,861,084
9,190,000	Richmond, KY, League of Cities Funding Trust, Lease Program Revenue,
	LOC-U.S. Bank, 0.340%, 6/5/09(a)	9,190,000
4,940,000	Williamstown, KY, League of Cities Funding Trust Lease Revenue,
	LOC-U.S. Bank N.A., 0.340%, 6/5/09(a)	4,940,000

	Total Kentucky	24,636,084

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 17

Schedules of investments continued
May 31, 2009

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Louisiana — 1.1%
$7,800,000	Louisiana Local Government Environmental Facilities & CDA Revenue, Go to the Show Project, LOC-ABN AMRO Bank, 0.300%, 6/3/09(a)	$7,800,000
6,700,000	Louisiana PFA Hospital Revenue, Franciscan Missionaries, LOC-Allied Irish Banks PLC, 0.400%, 6/4/09(a)	6,700,000
7,900,000	Louisiana State Offshore Terminal Authority, Deepwater Port Revenue, LOC-JPMorgan Chase, 0.320%, 6/3/09(a)	7,900,000

	Total Louisiana	22,400,000

	Maine — 0.5%
9,100,000	Maine Health & Higher EFA Revenue, LOC-KBC Bank, 0.400%, 6/4/09(a)	9,100,000

	Maryland — 2.4%
3,400,000	Maryland Industrial Development Financing Authority, LOC-BB&T Corp., 0.270%, 6/4/09(a)	3,400,000
8,000,000	Maryland State Health & Higher EFA Revenue, Frederick Memorial Hospital, LOC-Branch Banking & Trust, 0.340%, 6/3/09(a)	8,000,000
3,800,000	Maryland State Stadium Authority Sports Facilities Lease, Revenue, Refunding, Football Stadium, SPA-Dexia Credit Local, 0.850%, 6/4/09(a)	3,800,000
4,000,000	Maryland State Transportation Authority, Grant & Revenue Anticipation, 5.000% due 3/1/10	4,130,946
23,310,000	Prince Georges County, MD, Revenue, Refunding, Collington Episcopal Life Care Community Inc., LOC-LaSalle Bank N.A., 0.320%, 6/4/09(a)	23,310,000
5,560,000	University of Maryland, University Revenues, 1.000%, 6/1/09(a)	5,560,000

	Total Maryland	48,200,946

	Massachusetts — 2.9%
11,000,000	Malden, MA, GO, BAN, 1.750% due 4/30/10	11,114,707
	Massachusetts Bay Transportation Authority, TECP, LOC-Fortis Bank SA/NV:
4,400,000	1.500% due 6/2/09	4,400,000
15,000,000	1.350% due 7/23/09	15,000,000
6,000,000	Massachusetts School Building Authority, TECP, LOC-Bank of Nova Scotia, 0.500% due 6/2/09	6,000,000
	Massachusetts State DFA Revenue:
1,825,000	Marine Biological Laboratory, LOC-JPMorgan Chase, 0.340%, 6/4/09(a)	1,825,000
3,100,000	Notre Dame Health Care Center, LOC-KBC Bank NV, 0.440%, 6/4/09(a)	3,100,000
800,000	Smith College, 0.150%, 6/4/09(a)	800,000
3,000,000	Wentworth Institute of Technology, LOC-JPMorgan Chase, 0.340%, 6/4/09(a)	3,000,000
	Massachusetts State HEFA Revenue:
1,100,000	Museum of Fine Arts, SPA-Bank of America N.A., 0.200%, 6/1/09(a)	1,100,000
	Partners Healthcare Systems:
3,500,000	0.150%, 6/1/09(a)	3,500,000
400,000	SPA-JPMorgan Chase, 0.150%, 6/4/09(a)	400,000
	Williams College:
1,400,000	0.220%, 6/3/09(a)	1,400,000
1,000,000	0.150%, 6/4/09(a)	1,000,000

See Notes to Financial Statements.

18 | Legg Mason Partners Institutional Trust 2009 Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Massachusetts — 2.9% (continued)
	Massachusetts State:
$1,400,000	DFA, Revenue, Brooksby Village Inc. Project, LOC-LaSalle Bank, 0.270%, 6/4/09(a)	$1,400,000
	GO:
	Central Artery:
400,000	SPA-Landesbank Baden-Wuerttemburg, 0.300%, 6/1/09(a)	400,000
300,000	SPA-State Street Bank & Trust Co., 0.180%, 6/1/09(a)	300,000
	Consolidated Loan:
100,000	SPA-Bank of America, 0.280%, 6/1/09(a)	100,000
400,000	SPA-Dexia Credit Local, 0.530%, 6/1/09(a)	400,000
3,300,000	Refunding, SPA-Landesbank Hessen-Thuringen, 0.400%, 6/4/09(a)	3,300,000

	Total Massachusetts	58,539,707

	Michigan — 0.8%
16,400,000	Michigan Higher EFA, Refunding, Limited Obligation Calvin, LOC-JPMorgan Chase, 0.390%, 6/5/09(a)	16,400,000

	Minnesota — 0.2%
4,910,000	St. Cloud, MN, Health Care Revenue, Centracare Health Systems, SPA-Bank of Nova Scotia, 0.400%, 6/4/09(a)	4,910,000

	Missouri — 1.4%
3,400,000	Missouri Development Finance Board, MO, Kauffman Center, SPA-Bank of America, 0.260%, 6/1/09(a)	3,400,000
	Missouri State, HEFA, Health Facilities Revenue:
10,461,000	Parkside Meadows Inc. Project, LOC-Fifth Third Bank, 2.050%, 6/5/09(a)	10,461,000
13,925,000	SSM Health Care, FSA, SPA-UBS AG, 0.550%, 6/1/09(a)	13,925,000

	Total Missouri	27,786,000

	Nevada — 0.0%
1,000,000	Las Vegas Valley, NV, Water District, GO, Water Improvement, SPA-Dexia Credit Local, 0.700%, 6/1/09(a)	1,000,000

	New Hampshire — 1.3%
	New Hampshire HEFA Revenue:
7,225,000	Dartmouth College, SPA-JPMorgan Chase, 0.150%, 6/1/09(a)	7,225,000
15,285,000	Frisbie Memorial Hospital, LOC-Bank of America, 0.400%, 6/4/09(a)	15,285,000
3,320,000	Healthcare Inc., Exeter Hospital Group, LOC-Bank of America, 0.340%, 6/4/09(a)	3,320,000

	Total New Hampshire	25,830,000

	New Jersey — 0.2%
3,700,000	Mercer County, NJ, GO, BAN, 2.250% due 1/14/10	3,731,473

	New Mexico — 0.1%
2,600,000	New Mexico Finance Authority, State Transportation Revenue, LOC-State Street Bank & Trust Co., 0.320%, 6/4/09(a)	2,600,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 19

Schedules of investments continued
May 31, 2009

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	New York — 4.9%
	MTA, NY:
$8,000,000	Dedicated Tax Fund, LOC-KBC Bank NV, 0.150%, 6/4/09(a)	$8,000,000
18,000,000	Revenue, Subordinated, LOC-Fortis Bank NY, 0.700%, 6/4/09(a)	18,000,000
	New York City, NY:
	GO:
300,000	LOC-Morgan Guaranty Trust, 0.150%, 6/1/09(a)	300,000
1,300,000	LOC-Royal Bank of Scotland, 0.330%, 6/4/09(a)	1,300,000
1,400,000	SPA-Landesbank Hessen-Thuringen, 0.250%, 6/1/09(a)	1,400,000
9,600,000	IDA, 1 Bryant Park LLC, LOC-Bank of America N.A., Citibank N.A., GIC-Bayerische Landesbank, 0.280%, 6/1/09(a)	9,600,000
3,400,000	MFA Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local, 0.850%, 6/1/09(a)	3,400,000
	Municipal Water Finance Authority:
5,200,000	SPA-Dexia Credit Local, 1.350%, 6/4/09(a)	5,200,000
500,000	Water & Sewer System Revenue, SPA-Landesbank Hessen-Thuringen, 0.150%, 6/1/09(a)	500,000
1,800,000	Trust for Cultural Resources Revenue, Lincoln Center for the Performing Arts Inc., LOC-Bank of America N.A., 0.200%, 6/1/09(a)	1,800,000
900,000	New York State Housing Finance Agency, Historic Front Street, LOC-Landesbank Hessen-Thuringen, 0.250%, 6/3/09(a)	900,000
12,410,000	New York, NY, GO, Subordinated, LOC-Dexia Credit Local, 0.600%, 6/3/09(a)	12,410,000
11,400,000	Niagara Falls, NY, Bridge Commission Toll Revenue, SPA-Dexia Credit Local, 1.500%, 6/3/09(a)	11,400,000
6,500,000	Tompkins County, NY, Industrial Development Agency Revenue, Civic Facility, Cornell University, SPA-JPMorgan Chase, 0.160%, 6/1/09(a)	6,500,000
11,500,000	Triborough Bridge & Tunnel Authority, NY, Revenues, SPA-Dexia Credit Local, 0.650%, 6/3/09(a)	11,500,000
6,000,000	Troy, NY, IDA, Civic Facility Revenue, Rensselaer Polytechnic Institute, LOC-Bank of America N.A., 0.180%, 6/4/09(a)	6,000,000

	Total New York	98,210,000

	North Carolina — 3.8%
8,000,000	Board of Governors University, NC, TECP, 0.400% due 10/8/09	8,000,000
5,056,000	City of Charlotte, NC, TECP, LOC-Wachovia Bank, 0.500% due 6/23/09	5,056,000
1,050,000	Guilford County, NC, GO, SPA-Dexia Credit Local, 1.000%, 6/4/09(a)	1,050,000
	Mecklenburg County, NC, COP:
7,840,000	SPA-Depfa Bank PLC, 0.250%, 6/4/09(a)	7,840,000
14,440,000	SPA-Landesbank Hessen-Thuringen, 0.280%, 6/1/09(a)	14,440,000
2,825,000	North Carolina Capital Facilities Finance Agency, Lees-McRae College, LOC-Branch Banking & Trust Corp., 0.500%, 6/4/09(a)	2,825,000
	North Carolina Medical Care Commission:
	Health Care Facilities Revenue:
1,995,000	Blue Ridge Healthcare Systems Inc., LOC-Wachovia Bank N.A., 0.280%, 6/1/09(a)	1,995,000
9,595,000	Carol Woods Project, Radian, LOC-Branch Banking & Trust, 0.280%, 6/1/09(a)	9,595,000

See Notes to Financial Statements.

20 | Legg Mason Partners Institutional Trust 2009 Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	North Carolina — 3.8% (continued)
$5,000,000	First Mortgage Deerfield, LOC-Branch Banking & Trust, 0.270%, 6/4/09(a)	$5,000,000
10,000,000	Raleigh, NC, COP, Downtown Improvement Project, SPA-Depfa Bank PLC, 2.500% due 1/20/10(b)	10,116,180
2,500,000	Southeastern Regional Medical Center, LOC-BB&T Corp., 0.270%, 6/4/09(a)	2,500,000
3,175,000	St. Josephs Health System Inc., SPA-BB&T Corp, 0.350%, 6/4/09(a)	3,175,000
4,170,000	University of North Carolina, University Revenues, 5.000% due 12/1/09	4,264,686

	Total North Carolina	75,856,866

	Ohio — 4.2%
4,045,000	Akron, Bath, and Copley, OH, Joint Township Hospital District, Health Care Facilities Sumner Project, LOC-KBC Bank N.V., 0.500%, 6/4/09(a)	4,045,000
6,825,000	Alliance, OH, Hospital Revenue, Alliance Obligated Group, Radian, LOC-JPMorgan Chase, 0.260%, 6/1/09(a)	6,825,000
9,500,000	Clinton County, OH, Hospital Revenue, Facilities Improvement Clinton Memorial, LOC-Fifth Third Bank, 2.050%, 6/5/09(a)	9,500,000
9,000,000	Montgomery County, OH, Revenue Bonds, TECP, FSA, SPA-Dexia Bank, 2.500% due 6/2/09	9,000,000
5,735,000	Ohio State Air Quality Development Authority Revenue, Timken Co. Project, LOC-Fifth Third Bank, 1.500%, 6/3/09(a)	5,735,000
	Ohio State Higher Educational Facilities Revenue:
9,470,000	Ohio Dominican University Project, LOC-JPMorgan Chase, 0.340%, 6/4/09(a)	9,470,000
530,000	Pooled Financing Program, LOC-Fifth Third Bank, 2.500%, 6/4/09(a)	530,000
8,900,000	Ohio State University, General Receipts, 0.180%, 6/3/09(a)	8,900,000
12,150,000	Ohio State Water Development Authority, Pollution Control Facilities Revenue, Refunding, Firstenergy Project, LOC-Barclays Bank PLC, 0.300%, 6/3/09(a)	12,150,000
8,950,000	University of Cincinnati, OH, General Receipts, BAN, 2.750% due 7/21/09	8,962,405
3,750,000	Vandalia Butler, OH, City School District, Montgomery County, GO, BAN, School Improvement, 1.500% due 3/1/10	3,770,897
5,770,000	Washington County, OH, Hospital Revenue, Marietta Area Health Care Inc., FSA, SPA-Bank One N.A., 3.200%, 6/5/09(a)	5,770,000

	Total Ohio	84,658,302

	Oklahoma — 3.0%
15,830,000	Oklahoma Development Finance Authority Revenue, Inverness Village Project, LOC-KBC Bank, 0.350%, 6/4/09(a)	15,830,000
	Oklahoma State Turnpike Authority Revenue:
27,200,000	SPA-JPMorgan Chase, 0.250%, 6/1/09(a)	27,200,000
	SPA-Lloyds TSB Bank PLC:
4,600,000	0.130%, 6/1/09(a)	4,600,000
12,650,000	0.280%, 6/4/09(a)	12,650,000

	Total Oklahoma	60,280,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 21

Schedules of investments continued
May 31, 2009

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Oregon — 1.9%
	Clackamas County, OR, Hospital Facility Authority, TECP:
$10,000,000	0.400% due 6/9/09	$10,000,000
10,000,000	0.650% due 6/15/09	10,000,000
2,900,000	Oregon State Facilities Authority Revenue, Episcopal School Projects, LOC-U.S. Bank, 0.320%, 6/4/09(a)	2,900,000
14,410,000	Salem, OR, Hospital Facilities Authority Revenue, Capital Manor Inc. Project, LOC-Bank of America, 0.420%, 6/4/09(a)	14,410,000

	Total Oregon	37,310,000

	Pennsylvania — 10.0%
7,780,000	Adams County, PA, IDA Revenue, LOC-PNC Bank N.A., 0.440%, 6/4/09(a) Allegheny County, PA, IDA:	7,780,000
11,500,000	Health & Housing Facilities Revenue, Longwood at Oakmont Inc., LOC-Allied Irish Bank PLC, 0.600%, 6/1/09(a)	11,500,000
18,000,000	Health Care Revenue, Vincentian Collaborative, LOC-PNC Bank N.A., 2.100%, 6/1/09(a)(d)	18,000,000
4,250,000	Little Sisters of the Poor Project, LOC-PNC Bank N.A., 0.340%, 6/4/09(a)	4,250,000
15,300,000	Beaver County, PA, IDA, PCR, Revenue, FirstEnergy, LOC-Barclays Bank PLC, 0.400%, 6/3/09(a)	15,300,000
2,000,000	Crawford County, PA, IDA College Revenue, Allegheny College, LOC-PNC Bank N.A., 0.340%, 6/4/09(a)	2,000,000
7,410,000	Cumberland County, PA, Municipal Authority Revenue, Refunding, Asbury Obligated Group, LOC-KBC Bank N.V., 0.320%, 6/4/09(a)	7,410,000
	Doylestown, PA, Hospital Authority, Hospital Revenue:
1,985,000	3.500% due 7/1/09	1,987,083
7,000,000	LOC-PNC Bank, 0.300%, 6/4/09(a)	7,000,000
10,900,000	Fayette County, PA, Hospital Authority, Fayette Regional Health System, LOC-PNC Bank N.A., 0.340%, 6/4/09(a)	10,900,000
	Lancaster County, PA, Hospital Authority Revenue:
700,000	Lancaster General Hospital, LOC-Bank of America N.A., 0.180%, 6/1/09(a)	700,000
	Masonic Homes Project:
3,150,000	LOC-JPMorgan Chase, 0.280%, 6/1/09(a)	3,150,000
5,300,000	LOC-Wachovia Bank N.A., 0.280%, 6/1/09(a)	5,300,000
14,165,000	Lancaster, PA, IDA Revenue, Hospice Lancaster County Project, LOC-PNC Bank N.A., 0.340%, 6/4/09(a)	14,165,000
	Manheim Township, PA, School District, GO, FSA, SPA-Royal Bank of Canada:
400,000	0.900%, 6/4/09(a)	400,000
7,230,000	1.100%, 6/4/09(a)	7,230,000
7,800,000	Montgomery County, PA, IDA Revenue, Lasalle College, LOC-PNC Bank N.A., 0.340%, 6/4/09(a)	7,800,000
10,000,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, PPL Energy Supply LLC, LOC-Wachovia Bank N.A., 0.900% due 7/1/09(b)	10,000,000
8,290,000	Pennsylvania Housing Finance Agency, Building Development, SPA-PNC Bank N.A., 0.340%, 6/4/09(a)	8,290,000

See Notes to Financial Statements.

22 | Legg Mason Partners Institutional Trust 2009 Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Pennsylvania — 10.0% (continued)
$1,625,000	Pennsylvania State Turnpike Commission, Registration Fee Revenue, Refunding, FSA, SPA-JPMorgan Chase, 1.100%, 6/4/09(a)	$1,625,000
3,000,000	Ridley, PA, School District, GO, LOC-TD Bank N.A., 0.340%, 6/4/09(a)	3,000,000
21,940,000	State Public School Building Authority, Albert Gallatin Area Schools, FSA, SPA-PNC Bank, 1.000%, 6/4/09(a)	21,940,000
10,000,000	University of Pittsburgh, PA, TECP, 0.500% due 9/2/09	10,000,000
	Washington County, PA, Hospital Authority Revenue, Washington Hospital, LOC-Wachovia Bank N.A.:
15,000,000	Project A, 2.100% due 7/1/09(b)	15,000,000
3,000,000	Project B, 0.340%, 6/4/09(a)	3,000,000
3,710,000	West Cornwall Township Municipal Authority, PA, General Government Loan Program, FSA, SPA-Dexia Credit Local, 2.250%, 6/4/09(a)	3,710,000

	Total Pennsylvania	201,437,083

	Puerto Rico — 0.6%
	Commonwealth of Puerto Rico:
	GO:
700,000	FSA, SPA-Dexia Credit Local, 2.500%, 6/4/09(a)	700,000
1,000,000	LOC-Wachovia Bank N.A., 0.100%, 6/4/09(a)	1,000,000
500,000	Refunding, Public Improvements, FSA, SPA-Dexia Credit Local, 0.180%, 6/1/09(a)	500,000
10,000,000	TRAN, LOC-Bank of Nova Scotia, 3.000% due 7/30/09	10,021,679

	Total Puerto Rico	12,221,679

	South Carolina — 0.8%
8,725,000	Mount Pleasant, SC, Water and Sewer Revenue, SPA-Bank of America, 0.350%, 6/3/09(a)	8,725,000
5,000,000	South Carolina, EFA, Private Non-Profit Institutions, Newberry College, LOC-Branch Banking & Trust, 0.270%, 6/4/09(a)	5,000,000
3,000,000	South Carolina Jobs, EDA, Hospital Revenue, Anmed Health Project, LOC-Branch Banking & Trust, 0.220%, 6/3/09(a)	3,000,000

	Total South Carolina	16,725,000

	South Dakota — 0.1%
3,000,000	South Dakota Housing Development Authority, Homeownership Mortgage, SPA-Landesbank Hessen-Thuringen, 0.550%, 6/4/09(a)	3,000,000

	Tennessee — 2.9%
900,000	Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Siskin Hospital for Physical Rehabilitation Inc., LOC-Bank of America N.A., 0.260%, 6/1/09(a)	900,000
	Clarksville, TN:
	Public Building Authority Revenue, Pooled Financing:
8,530,000	Tennessee Bond Fund, LOC-Bank of America N.A., 0.260%, 6/1/09(a)	8,530,000
1,500,000	Tennessee Municipal Bond Fund, LOC-Bank of America N.A., 0.260%, 6/1/09(a)	1,500,000
7,650,000	Water Sewer & Gas Revenue, FSA, SPA-Dexia Credit Local, 1.750%, 6/3/09(a)	7,650,000

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 23

Schedules of investments continued
May 31, 2009

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Tennessee — 2.9% (continued)
$3,000,000	Knox County, TN, Health, Educational & Housing Facilities Board Hospital Facility Revenue, Catholic Healthcare, LOC-Landesbank Baden, 3.250%, 6/3/09(a)	$3,000,000
24,700,000	Memphis, TN, GO, BAN, 2.000% due 5/18/10	25,047,264
7,800,000	Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, LOC-Bank of America N.A., 0.260%, 6/1/09(a)	7,800,000
3,300,000	Shelby County, TN, Health, Educational & Housing Facilities Board Revenue, Methodist Le Bonheur Healthcare, Assured GTD, SPA-U.S. Bank N.A., 0.400%, 6/4/09(a)	3,300,000

	Total Tennessee	57,727,264

	Texas — 6.5%
1,200,000	Austin, TX, Utility System Revenue, Water & Wastewater System Revenue, FSA, SPA-Landesbank Baden-Wurttemberg, 1.900%, 6/4/09(a)	1,200,000
7,120,000	Carrollton-Farmers Branch, TX, ISD, GO, School Building, PSFG, 3.500% due 2/15/10	7,267,244
21,800,000	Gregg County, TX, Health Facilities Development Corp., Hospital Revenue, Good Shepherd Hospital Inc., Radian, LOC-JPMorgan Chase, 0.330%, 6/1/09(a)	21,800,000
500,000	Gulf Coast Waste Disposal Authority, TX, PCR, Amoco Oil, 0.050%, 6/1/09(a)	500,000
	Harris County, TX:
4,125,000	Cultural Education Facilities Finance Corp., Special Facilities Revenue, Texas Medical Center, LOC-Compass Bank, 0.250%, 6/4/09(a)	4,125,000
	Health Facilities Development Corp., Hospital Revenue:
	Baylor College of Medicine, AMBAC:
1,400,000	LOC-Bank of America N.A., 0.260%, 6/1/09(a)	1,400,000
46,450,000	LOC-Wachovia Bank N.A., 0.280%, 6/1/09(a)	46,450,000
2,400,000	Memorial Hermann Healthcare Systems, FSA, SPA-Dexia Credit Local, 2.500%, 6/3/09(a)	2,400,000
	Houston, TX, Higher Education Finance Corp. Revenue:
8,500,000	William Marsh Rice University Project, 0.250%, 6/1/09(a)	8,500,000
5,000,000	TECP, 0.500% due 8/10/09	5,000,000
7,500,000	Midway, TX, ISD, GO, School Building, SPA-Depfa Bank PLC, 3.125% due 8/1/09(b)	7,513,905
10,875,000	Texas State, TRAN, 3.000% due 8/28/09	10,910,861
3,680,000	Texas Technical University Revenue, 4.000% due 8/15/09	3,705,961
10,000,000	University of Texas, Systems Revenue, TECP, 0.500% due 8/25/09	10,000,000

	Total Texas	130,772,971

	Utah — 0.6%
6,855,000	Central Utah Water Conservancy District, GO, LIQ-Helaba, 0.450%, 6/3/09(a)	6,855,000
3,375,000	Utah County, UT, Heritage Schools Project, LOC-U.S. Bank, 0.380%, 6/4/09(a)	3,375,000
2,000,000	Utah Water Finance Agency Revenue, SPA-JPMorgan Chase, 0.370%, 6/3/09(a)	2,000,000

	Total Utah	12,230,000

See Notes to Financial Statements.

24 | Legg Mason Partners Institutional Trust 2009 Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Vermont — 0.5%
	Vermont Educational & Health Buildings Financing Agency Revenue:
$1,595,000	Hospital, Northeastern Vermont, LOC-TD Banknorth N.A., 0.280%, 6/1/09(a)	$1,595,000
8,000,000	Southwestern Vermont Medical Center, LOC-Banknorth N.A., 0.280%, 6/1/09(a)	8,000,000

	Total Vermont	9,595,000

	Virginia — 0.8%
5,850,000	Chesapeake Bay, VA, Bridge & Tunnel District, Revenue, General Resolution, LOC-Branch Banking & Trust, 0.220%, 6/4/09(a)	5,850,000
4,550,000	Lynchburg, VA, IDA Revenue, Centra Health Inc., NATL, LOC-Branch Banking & Trust, 0.200%, 6/4/09(a)	4,550,000
6,000,000	Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wachovia Bank N.A., 0.280%, 6/1/09(a)	6,000,000

	Total Virginia	16,400,000

	Washington — 2.1%
1,800,000	Bremerton, WA, Kitsap Regional Conference Center, LOC-Bank of America N.A., 0.370%, 6/4/09(a)	1,800,000
2,600,000	Everett, WA, GO, LOC-Bank of America, 0.400%, 6/4/09(a)	2,600,000
2,000,000	King County, WA, School District No. 405 Bellevue, GO, 5.000% due 12/1/09	2,043,697
3,300,000	Washington State Housing Finance Commission Non-Profit Revenue, Seattle Art Museum Project, LOC-Allied Irish Bank PLC, 0.550%, 6/3/09(a)	3,300,000
	Washington State:
14,110,000	GO, 3.000% due 2/1/10	14,350,899
	Higher EFA Revenue:
8,685,000	Seattle University Project, LOC-U.S. Bank N.A., 0.320%, 6/4/09(a)	8,685,000
6,000,000	University of Puget Sound Project, LOC-Bank of America, 0.400%, 6/4/09(a)	6,000,000
	Housing Finance Commission:
1,700,000	Overlake School Project, LOC-Wells Fargo Bank, 0.300%, 6/4/09(a)	1,700,000
1,700,000	United Way of King County Project, LOC-Bank of America, 0.450%, 6/1/09(a)	1,700,000

	Total Washington	42,179,596

	Wisconsin — 2.2%
30,100,000	Wisconsin State HEFA Revenue, Froedtert & Community Health, LOC-U.S. Bank N.A., 0.250%, 6/1/09(a)	30,100,000
15,000,000	Wisconsin State, GO, TECP, 0.750% due 8/10/09	15,000,000

	Total Wisconsin	45,100,000

	TOTAL INVESTMENTS — 100.0% (Cost — $2,016,266,803#)	2,016,266,803
	Liabilities in Excess of Other Assets — 0.0%	(922,422)

	TOTAL NET ASSETS — 100.0%	$2,015,344,381

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 25

Schedules of investments continued
May 31, 2009

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

(a)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2009.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Maturity date shown represents the mandatory tender date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	—	Association of Bay Area Governor
AMBAC	—	American Municipal Bond Assurance Corporation — Insured Bonds
BAN	—	Bond Anticipation Notes
CDA	—	Community Development Authority
COP	—	Certificate of Participation
DFA	—	Development Finance Agency
EDA	—	Economic Development Authority
EFA	—	Educational Facilities Authority
FSA	—	Financial Security Assurance — Insured Bonds
GIC	—	Guaranteed Investment Contract
GO	—	General Obligation
GTD	—	Guaranteed
HEFA	—	Health & Educational Facilities Authority
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDR	—	Industrial Development Revenue
ISD	—	Independent School District
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MFA	—	Municipal Finance Authority
MTA	—	Metropolitan Transportation Authority
MUD	—	Municipal Utilities District
NATL	—	National Public Finance Guarantee Corporation — Insured Bonds
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Facilities Authority
PSFG	—	Permanent School Fund Guaranty
RDA	—	Redevelopment Agency
Radian	—	Radian Asset Assurance — Insured Bonds
SPA	—	Standby Bond Purchase Agreement — Insured Bonds
TECP	—	Tax Exempt Commercial Paper
TRAN	—	Tax and Revenue Anticipation Notes
USD	—	Unified School District

See Notes to Financial Statements.

26 | Legg Mason Partners Institutional Trust 2009 Annual Report

WESTERN ASSET INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

SUMMARY OF INVESTMENTS BY INDUSTRY* (unaudited)

Health care	26.1%
Education	18.8
Transportation	12.1
General obligation	10.4
Miscellaneous	6.0
Water & sewer	5.8
Public facilities	5.8
Utilities	4.3
Industrial revenue	2.9
Pollution control	2.6
Tax allocation	2.5
Finance	1.8
Housing: single family	0.6
Housing: multi-family	0.2
Life care systems	0.1

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of May 31, 2009 and are subject to change.

RATINGS TABLE† (unaudited)

S&P/Moody’s/Fitch‡
A-1, SP-1, VMIG 1/F1/P-1	88.4%
AA/Aa	5.6
AAA/Aaa	4.6
A	1.2
NR	0.2

100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary, then Fitch.

See pages 28 and 29 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 27

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus
(–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

28 | Legg Mason Partners Institutional Trust 2009 Annual Report

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Partners Institutional Trust 2009 Annual Report | 29

Statements of assets and liabilities
May 31, 2009

	Western Asset Institutional Money Market Fund	Western Asset Institutional Municipal Money Market Fund

ASSETS:
Investments, at value	$1,849,976,854	$2,016,266,803
Cash	847	25,596
Interest receivable	1,320,034	4,646,336
Prepaid Treasury Guarantee Program fees (Note 10)	409,565	391,486
Receivable for Fund shares sold	—	163,200
Prepaid expenses	72,256	84,571

Total Assets	1,851,779,556	2,021,577,992

LIABILITIES:
Investment management fee payable	132,696	339,392
Distributions payable	50,514	20,147
Trustees’ fees payable	25,855	17,326
Payable for securities purchased	—	5,560,000
Payable for Fund shares repurchased	—	211,764
Accrued expenses	116,602	84,982

Total Liabilities	325,667	6,233,611

TOTAL NET ASSETS	$1,851,453,889	$2,015,344,381

NET ASSETS:
Par value (Note 5)	$18,523	$20,154
Paid-in capital in excess of par value	1,852,317,107	2,015,487,221
Undistributed net investment income	—	7,363
Accumulated net realized loss on investments	(881,741)	(170,357)

TOTAL NET ASSETS	$1,851,453,889	$2,015,344,381

Shares Outstanding — Class A	1,852,335,630	2,015,360,405
Net Asset Value — Class A	$1.00	$1.00

See Notes to Financial Statements.

30 | Legg Mason Partners Institutional Trust 2009 Annual Report

Statements of operations
For the Year Ended May 31, 2009

	Western Asset Institutional Money Market Fund	Western Asset Institutional Municipal Money Market Fund

INVESTMENT INCOME:
Interest	$49,444,544	$43,991,144

EXPENSES:
Investment management fee (Note 2)	5,387,022	5,676,357
Treasury Guarantee Program fees (Note 10)	594,734	652,687
Legal fees	193,113	169,079
Registration fees	119,780	121,439
Insurance	58,260	45,961
Audit and tax	42,094	29,806
Trustees’ fees	41,799	42,975
Transfer agent fees	41,350	35,451
Shareholder reports	31,150	33,582
Custody fees	13,086	14,905
Miscellaneous expenses	7,782	7,815

Total Expenses	6,530,170	6,830,057
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,044,534)	(511,768)
Fees paid indirectly (Note 1)	(294)	—

Net Expenses	3,485,342	6,318,289

NET INVESTMENT INCOME	45,959,202	37,672,855

REALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Net Realized Gain (Loss) on Investments:
Investment transactions	(50,555,812)	(170,357)
Net increase from payment by affiliate under the Capital Support Agreements (Note 3)	50,204,357	—

NET REALIZED LOSS ON INVESTMENT	(351,455)	(170,357)

INCREASE IN NET ASSETS FROM OPERATIONS	$45,607,747	$37,502,498

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 31

Statements of changes in net assets
Western Asset Institutional Money Market Fund

FOR THE YEARS ENDED MAY 31,	2009	2008

OPERATIONS:
Net investment income	$45,959,202	$199,383,603
Net realized loss	(351,455)	(446,045)

Increase in Net Assets From Operations	45,607,747	198,937,558

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(45,959,202)	(199,383,603)

Decrease in Net Assets From Distributions to Shareholders	(45,959,202)	(199,383,603)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	4,513,601,596	9,028,671,720
Reinvestment of distributions	41,854,979	182,808,388
Cost of shares repurchased	(6,254,096,861)	(11,278,027,359)

Decrease in Net Assets From Fund Share Transactions	(1,698,640,286)	(2,066,547,251)

DECREASE IN NET ASSETS	(1,698,991,741)	(2,066,993,296)

NET ASSETS:
Beginning of year	3,550,445,630	5,617,438,926

End of year	$1,851,453,889	$3,550,445,630

See Notes to Financial Statements.

32 | Legg Mason Partners Institutional Trust 2009 Annual Report

Western Asset Institutional Municipal Money Market Fund

FOR THE YEARS ENDED MAY 31,	2009	2008

OPERATIONS:
Net investment income	$37,672,855	$88,929,716
Net realized gain (loss)	(170,357)	47,963

Increase in Net Assets From Operations	37,502,498	88,977,679

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(37,666,409)	(88,978,478)
Net realized gains	(6,446)	(58,265)

Decrease in Net Assets From Distributions to Shareholders	(37,672,855)	(89,036,743)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	5,183,893,993	8,110,866,203
Reinvestment of distributions	34,775,557	82,832,708
Cost of shares repurchased	(6,339,142,307)	(8,212,376,828)

Decrease in Net Assets From Fund Share Transactions	(1,120,472,757)	(18,677,917)

DECREASE IN NET ASSETS	(1,120,643,114)	(18,736,981)

NET ASSETS:
Beginning of year	3,135,987,495	3,154,724,476

End of year*	$2,015,344,381	$3,135,987,495

* Includes undistributed net investment income of:	$7,363	—

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 33

Financial highlights

Western Asset Institutional Money Market Fund

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS A SHARES	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.019	0.044	0.051	0.039	0.019
Net realized gain (loss)[1]	(0.000)	(0.000)	(0.000)	0.000	0.000

Total income from operations	0.019	0.044	0.051	0.039	0.019

LESS DISTRIBUTIONS FROM:
Net investment income	(0.019)	(0.044)	(0.051)	(0.039)	(0.019)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]

Total distributions	(0.019)	(0.044)	(0.051)	(0.039)	(0.019)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	1.89%†	4.54%	5.19%	3.96%	1.90%

NET ASSETS, END OF YEAR (MILLIONS)	$1,851	$3,550	$5,617	$4,616	$3,202

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.28%[3]	0.23%	0.24%[4]	0.26%	0.30%
Net expenses[5,6]	0.15 [3,7]	0.23 [7]	0.23 [4]	0.22	0.22
Net investment income	1.98	4.57	5.08	3.96	1.87

[1]	Amount represents less than $0.001 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.25% and 0.12%, respectively.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.24% and 0.23%, respectively.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

†	If the Fund had not entered into the Capital Support Agreements, the total return would have been lower.

See Notes to Financial Statements.

34 | Legg Mason Partners Institutional Trust 2009 Annual Report

Western Asset Institutional Municipal Money Market Fund

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS A SHARES	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.015	0.029	0.034	0.027	0.015
Net realized gain (loss)[1]	(0.000)	0.000	0.000	(0.000)	0.000

Total income from operations	0.015	0.029	0.034	0.027	0.015

LESS DISTRIBUTIONS FROM:
Net investment income	(0.015)	(0.029)	(0.034)	(0.027)	(0.015)
Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Total distributions	(0.015)	(0.029)	(0.034)	(0.027)	(0.015)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	1.49%	2.98%	3.46%	2.69%	1.50%

NET ASSETS, END OF YEAR (MILLIONS)	$2,015	$3,136	$3,155	$2,557	$2,085

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.28%[3]	0.25%	0.25%[4]	0.27%	0.31%
Net expenses[5,6]	0.26 [3]	0.23 [7]	0.23 [4]	0.22	0.23
Net investment income	1.53	2.93	3.41	2.68	1.51

[1]	Amount represents less than $0.001 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.25% and 0.23%, respectively.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.25% and 0.23%, respectively.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Institutional Trust 2009 Annual Report | 35

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Institutional Money Market Fund (“Institutional Money Market Fund”) and Western Asset Institutional Municipal Money Market Fund (“Institutional Municipal Money Market Fund”) (collectively, the “Funds”) are separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Effective June 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Institutional Money Market Fund

	MAY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in securities	$1,849,976,854	—	$1,849,976,854	—

36 | Legg Mason Partners Institutional Trust 2009 Annual Report

Institutional Municipal Money Market Fund

	MAY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in securities	$2,016,266,803	—	$2,016,266,803	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Credit and market risk. Investments in structured securities which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Institutional Municipal Money Market Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

Legg Mason Partners Institutional Trust 2009 Annual Report | 37

Notes to financial statements continued

(e) Distributions to shareholders. Distributions from net investment income on the shares of each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Fees paid indirectly. The Funds’ custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Funds. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(g) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made.

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS

Institutional Municipal Money Market Fund [a]	$917	$(917)

[a]	Reclassifications are primarily due to book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Funds’ investment manager and Western Asset Management Company (“Western Asset”) is the Funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

38 | Legg Mason Partners Institutional Trust 2009 Annual Report

Under the investment management agreements, the Funds pay an investment management fee, calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.250%
Next $1 billion	0.225
Next $3 billion	0.200
Next $5 billion	0.175
Over $10 billion	0.150

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Funds.

During the year ended May 31, 2009, the Funds had a voluntary expense limitation in place not to exceed an annual rate of 0.23% of the average daily net assets of each Fund’s Class A shares.

During the year ended May 31, 2009, LMPFA waived a portion of its fee in the amount of $3,044,534 for Institutional Money Market Fund and $511,768 for Institutional Municipal Money Market Fund.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Funds during the same fiscal year if the Funds’ total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Funds’ prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Funds, in the Funds’ total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Funds’ sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Credit arrangements for certain holdings

During the period, Institutional Money Market Fund was provided or entered into certain capital support arrangements for certain of its holdings. As a result, the aggregate market value of its holdings increased. These arrangements are described below.

On June 30, 2008, Institutional Money Market Fund entered into a Capital Support Agreement (“CSA”) with Legg Mason, and LM Capital Support V, LLC, a

Legg Mason Partners Institutional Trust 2009 Annual Report | 39

Notes to financial statements continued

wholly owned subsidiary of Legg Mason. The CSA provided support in the maximum amount $20,000,000 for its holdings of Axon Financial Funding LLC.

On September 18, 2008, and September 29, 2008 Institutional Money Market Fund entered into two CSAs with Legg Mason, and LM Capital Company, LLC, a wholly owned subsidiary of Legg Mason. The September 18, 2008 CSA provided support in the maximum amount $20,000,000 for its holdings of Orion Finance USA LLC. The September 29, 2008 CSA provided support in the maximum amount $7,000,000 to enable Institutional Money Market Fund to maintain its market-based net asset value per share at no less than $0.9975 should a loss occur on certain specified securities.

Legg Mason, LM Capital Support V, LLC and LM Capital Company, LLC (collectively with Legg Mason, Inc., “LM”) had established a segregated account at Institutional Money Market Fund’s custodian bank to secure LM’s obligations under each CSA.

Under the terms of the CSAs dated June 30, 2008 and September 18, 2008, Institutional Money Market Fund would be paid a capital contribution, up to the maximum amount committed in the CSA, in any of the following occurrences (a “Contribution Event”) (i) a loss is realized from a sale of the subject security (collectively with any securities received in exchange therefore, or as replacement thereof that do not qualify as “Eligible Securities” under Rule 2a-7(a)(10), “Eligible Notes”); (ii) a loss results upon final payment on the Eligible Notes; (iii) a court orders a discharge of the Eligible Notes issuer from liability that provides for payments that will result in a loss; or (iv) a loss occurs in connection with an exchange for or replacement with Eligible Securities as defined in Rule 2a-7(a)(10). Under the terms of the CSA dated September 29, 2008, if Institutional Money Market Fund’s NAV deviation, after giving effect to any Contribution Event and all payments received in respect of the subject Notes, exceeds the permissible NAV deviation of $0.0025, it would be paid a capital contribution in an amount sufficient to reduce the NAV deviation to such permissible NAV deviation after giving effect to such capital contribution.

The CSA dated June 30, 2008 was to terminate no later than March 31, 2009. The CSAs dated September 18, 2008 and September 29, 2008, each were to terminate no later than September 30, 2009. Each CSA requires Institutional Money Markey Fund to promptly sell any Eligible Notes it holds on the immediately preceding business day. The CSA dated September 29, 2008 provided that Institutional Money Market Fund will not be required to complete any such sale if the amount that it expects to receive on such sale would not result in a loss or the payment of a capital contribution. Each CSA also permitted LM to purchase the Eligible Notes under certain circumstances at a price which is the greater of amortized cost or market value.

On December 1, 2008, the CSAs described above in connection with Institutional Money Market Fund’s holdings of Axon Financial Funding LLC and Orion Finance USA LLC were amended to increase the amounts of support available to the Fund to $30,000,000 and $30,000,000, respectively.

40 | Legg Mason Partners Institutional Trust 2009 Annual Report

On December 11, 2008, LM purchased $44,266,140 of Axon Financial Funding LLC from Institutional Money Market Fund at amortized cost (a price in excess of the securities’ current fair value on that date). The excess of sale price over the current fair value amounted to $23,744,357 and is reflected in the Statement of Operations as a component of realized loss on investments and as a net increase from payment by affiliates under the Capital Support Agreement. On December 11, 2008, the CSA, dated June 30, 2008, as amended, was terminated in accordance with its terms without exercising or drawing down on the credit arrangement.

On March 4, 2009, LM purchased $75,000,000 of Orion Finance USA LLC from Institutional Money Market Fund at amortized cost (a price in excess of the securities’ current fair value on that date). The excess of sale price over the current fair market value amounted to $26,460,000 and is reflected in the Statement of Operations as a component of realized loss on investments and as a net increase from payment by affiliates under the Capital Support Agreement. On March 5, 2009, the CSA, dated September 18, 2008, as amended, was terminated in accordance with its terms without exercising or drawing down on the credit arrangement.

On April 17, 2009, the CSA, dated September 29, 2008, was terminated in accordance with its terms without exercising or drawing down on the credit arrangement.

As of the date of this report, all Capital Support Arrangements provided or entered into by Institutional Money Market Fund have been terminated in accordance with their terms.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board (“FASB”) of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Institutional Money Market Fund and Institutional Municipal Money Market Fund may not invest in derivative instruments.

5. Shares of beneficial interest

At May 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Because the Funds have maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the

Legg Mason Partners Institutional Trust 2009 Annual Report | 41

Notes to financial statements continued

Statements of Changes in Net Assets for the corresponding capital share transactions.

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Funds have made the following distributions:

RECORD DATE	PAYABLE DATE	INSTITUTIONAL MONEY MARKET FUND	INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

Daily	6/30/2009	$0.000526	$0.000255

The tax character of distributions paid during the fiscal year ended May 31, 2009 were as follows:

	INSTITUTIONAL MONEY MARKET FUND	INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

Distributions paid from: Tax-exempt income	—	$37,665,675

Ordinary income	$45,959,202	$1,299
Net long-term capital gains	—	5,881

Total taxable distributions	45,959,202	7,180

Total distributions paid	$45,959,202	$37,672,855

The tax character of distributions paid during the fiscal year ended May 31, 2008 were as follows:

	INSTITUTIONAL MONEY MARKET FUND	INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

Distributions paid from: Tax-exempt income	—	$88,829,918

Ordinary income	$199,383,603	$148,560
Net long-term capital gains	—	58,265

Total taxable distributions	199,383,603	206,825

Total distributions paid	$199,383,603	$89,036,743

As of May 31, 2009, there were no significant differences between the book and tax components of net assets.

As of May 31, 2009, the Institutional Money Market Fund had, for federal income tax purposes, a net capital loss carryforward of $881,741, of which $73,166 expires in 2015, $53,191 expires in 2016 and $755,384 expires in 2017. As of May 31, 2009, the Institutional Municipal Money Market Fund had, for federal income tax purposes, a net capital loss carryforward of $170,357, all of which expires in 2017. These amounts will be available to offset any future taxable capital gains.

42 | Legg Mason Partners Institutional Trust 2009 Annual Report

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Funds, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Funds (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of

Legg Mason Partners Institutional Trust 2009 Annual Report | 43

Notes to financial statements continued

such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Funds and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the

44 | Legg Mason Partners Institutional Trust 2009 Annual Report

court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Institutional Trust 2009 Annual Report | 45

Notes to financial statements continued

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral arguments before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

46 | Legg Mason Partners Institutional Trust 2009 Annual Report

10. Treasury guarantee

The Funds have elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of either Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Funds would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Funds and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Funds have elected to participate in this extension.

In order to participate in the Guarantee Program during the initial term, the Funds have paid a participation fee of 0.01% of the Funds’ net asset value as of September 19, 2008. The fee for participation in each extension was 0.015%. These fees are not covered by any expense cap currently in effect.

11. Recent accounting pronouncement

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

Legg Mason Partners Institutional Trust 2009 Annual Report | 47

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Western Asset Institutional Money Market Fund and Western Asset Institutional Municipal Money Market Fund, each a series of Legg Mason Partners Institutional Trust, as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Institutional Money Market Fund and Western Asset Institutional Municipal Money Market Fund as of May 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 24, 2009

48 | Legg Mason Partners Institutional Trust 2009 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset Institutional Money Market Fund and Western Asset Institutional Municipal Money Market Fund (the “Funds”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Institutional Shareholders Services at 1-800-625-4554.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

Legg Mason Partners Institutional Trust | 49

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

50 | Legg Mason Partners Institutional Trust

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

Legg Mason Partners Institutional Trust | 51

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

52 | Legg Mason Partners Institutional Trust

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	138
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

Legg Mason Partners Institutional Trust | 53

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

54 | Legg Mason Partners Institutional Trust

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Funds as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Institutional Trust | 55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2009:

			INSTITUTIONAL MONEY MARKET FUND

Distributions paid:			June 2008 - December 2008	January 2009 - May 2009
Interest from federal obligations			7.37%	13.72%

	INSTITUTIONAL MUNICIPAL MONEY MARKET FUND

Distributions paid:	June 2008	July 2008 - October 2008	November 2008	December 2008 - May 2009
Tax-exempt interest	99.98%	100.00%	99.76%	100.00%
Ordinary income	0.02%	—	0.02%	—
Long-term capital gain	—	—	0.22%	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

70% of the ordinary income distributions paid monthly by Institutional Money Market Fund and 100% of the taxable ordinary income distribution paid by Institutional Municipal Money Market Fund represents Qualified Net Investment Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

56 | Legg Mason Partners Institutional Trust

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Western Asset Institutional Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Trustees	Distributor

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
     Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agents

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered
public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Western Asset Institutional Money Market Fund Western Asset Institutional Municipal Money Market Fund

The Funds are separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

LEGG MASON PARTNERS INSTITUTIONAL TRUST Legg Mason Funds 55 Water Street New York, New York 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Institutional Shareholder Services at 1-800-625-4554.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Institutional Shareholder Services at 1-800-625-4554, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the above noted Funds of Legg Mason Partners Institutional Trust. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC
WASX010006 7/09 SR09-853

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2008 and May 31, 2009 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,600 in 2008 and $61,315 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $13,500 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $0 in 2008 and $12,000 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)

under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	August 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	August 5, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	August 5, 2009